MADURO & CURIEL'S BANK

                                                                   July 18, 1996
                                                         Our Ref.:  CRED/ADCG/mj
CONFIDENTIAL

Sonesta Curacao Hotel Corporation N.V.
200 Clarendon Street, Boston
Massachusetts  02116,
U.S.A.

Attention Mr. Boy van Riel

Dear Friends,

With reference to our recent conversation and correspondence of June 14, July 2 and July 3, 1996, we herewith confirm our offer to extend the expiry date of the present loan, administered on account number 510002120 for an amount of US$.2,000,000.-- to June 30, 1998.

The interest rate will be 9 3/4% per annum until further notice and interest should be kept current.

The loan will remain guaranteed for the full amount of US$.2,000,000. -- by Sonesta International Hotels Corporation and assignment of the fee income under your Management Agreement with Rif Resort Hotel N.V.

All other conditions as stipulated in the previous arrangement letter of May 4, 1994 remain in force.

If the above terms and conditions are acceptable to you, we would appreciate your signing this letter and return the same to us.

As always at your service, we remain.

                                           Yours truly,
                                    MADURO & CURIEL'S BANK N.V.

                                           /s/
                                           -----------------
                                               L. Capriles,
                                               President

On behalf of Sonesta Curacao Hotel Corporation N. V., we, the undersigned accept this offer:

Name:       Boy van Riel
Position:   V.P. & Treasurer/Director
Signature:  /s/
            -----------------
Date:       July 31, 1996